SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1

                                       to

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): May 15, 1997



                     Imperial Petroleum Recovery Corporation
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             (Exact Name of Registrant as Specified in its Charter)




              Nevada                      0-21169                94-6615349
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  (State or Other Jurisdiction of       (Commission File     (I.R.S. Employer
   Incorporation or Organization)           Number)          Identification No.)


      2603 Southwest Freeway, Suite 200, Stafford, Texas           77477
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       (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (281) 277-1011

                                         N.A.
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          (Former Name or Former Address, if Changed Since Last Report)



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                              Six consecutive pages
                  Exhibit Index appears on consecutive page 5.


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                       IMPERIAL PETROLEUM RECOVERY CORPORATION

Item 4.       Changes in Registrant's Certifying Accountant

              On April 9, 1997, Imperial Petroleum Recovery Corporation (the "Registrant") engaged the firm of Grant Thornton LLP ("Grant Thornton") as the principal accountant to audit the Registrant's financial statements for the fiscal year ended October 31, 1996. Before the engagement, neither the Registrant nor anyone acting on its behalf (i) had consulted Grant Thornton regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit that might be rendered on the Registrant's financial statements, and (ii) had been provided with advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. The Registrant did, however, consult Grant Thornton with respect to matters arising in connection with comments from the Commission staff regarding its Form 10-SB filed with the Commission on August 8, 1996. The decision to engage Grant Thornton was approved by the Board of Directors of the Registrant.

              Robert G. Tschida, CPA, Pueblo, Colorado, had audited the Registrant's financial statements for the fiscal year ended October 31, 1995. The Registrant decided not to engage Mr. Tschida to audit its financial statements for the fiscal year ended October 31, 1996 because Mr. Tschida's relationship was with former principals of the Registrant, and not with the Registrant's current management. Mr. Tschida did not resign, nor was he dismissed. Mr. Tschida has stated, however, that he would have declined to stand for re-election had he been asked, since he does not accept engagements to audit companies that file periodic reports with the Securities and Exchange Commission.

              Mr. Tschida's report on the financial statements of the Registrant for the fiscal year ended October 31, 1995 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. To the knowledge of the Registrant's current management, there were no disagreements between the Registrant and Mr. Tschida on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Mr. Tschida's satisfaction, would have caused Mr. Tschida to make reference to the subject matter of the disagreement in connection with his report.

              The Registrant requested Grant Thornton to review the disclosure contained in the first three paragraphs of this Item 4 before it was filed originally with the Securities and Exchange Commission on April 16, 1997, and provided Grant Thornton the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which Grant Thornton did not agree with the statements made in the previous three paragraphs. A letter from Grant Thorn-

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

ton expressing agreement with such statements was included as an exhibit to the Current Report on Form 8-K filed with the Commission on April 16, 1997, which is being amended by this Amendment No. 1 on Form 8-K/A.

              The Registrant also provided Mr. Tschida with a copy of the disclosure contained in the first three paragraphs of this Item 4 before it was filed originally with the Commission on April 16, 1997, requesting Mr. Tschida to furnish a letter addressed to the Commission stating whether he agreed with the statements made therein and, if not, stating the respects in which he did not agree.

              On May 15, 1997, the Registrant received a copy of a letter from Mr. Tschida addressed to the Commission stating that he agreed with the statements made in Item 4 of the Registrant's current report on Form 8-K filed with the Commission on April 16, 1997. A copy of Mr. Tschida's letter is included as Exhibit 16-2 to this Amendment No. 1 on Form 8-K/A.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

              Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

                    (a)    Financial statements of businesses acquired:

                           N.A.

                    (b)    Pro forma financial information:

                           N.A.

                    (c)    Exhibits:

                           The exhibits filed as part of this report are listed in the Exhibits Index, which appears immediately after the signature page and is incorporated herein by this reference.

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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMPERIAL PETROLEUM RECOVERY CORPORATION

                                 By: /s/  Henry K. Kartchner
                                    ------------------------------------
                                    Henry K. Kartchner
                                    Chairman of the Board &
                                    Chief Executive Officer
Date: May 16, 1997



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



                                    Exhibits Index

      Exhibit
      Number                               Exhibit Description
      ------                               -------------------

       16-1    Letter of Grant Thornton LLP, dated April 16, 1997
               (incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on April 16, 1997, Commission File No. 0-21169)

       16-2    Letter of Robert G. Tschida, CPA, dated May 15, 1997*


___________________
* Filed herewith.



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